UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

March 27, 2020

Date of report (Date of earliest event reported)

KIDOZ INC.

(Previously Shoal Games Ltd)

(Exact Name of Registrant as Specified in Its Charter)

Anguilla, British West Indies	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b0 of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (Section 230.405mof this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

        Emerging Growth Company                        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.                                                                                                            [ ]

ITEM 8.01 Other Events.

Application for a 45-days extension of the filing deadline of the 10-K.

Kidoz Inc. ("The Company") seeks an extension of 45 days to file its annual report on Form 10-K, for the fiscal year ended December 31, 2019, based on the Securities and Exchange Commission Order Under Section 36 Of The Securities Exchange Act Of 1934 Granting Exemptions From Specified Provisions Of The Exchange Act And Certain Rules set forth in Release No. 34-88318, issued March 4, 2020, which authorizes the Commission to exempt, either conditionally or unconditionally, any person, security or transaction, or any class or classes of persons, securities, or transactions, from any provision or provisions of the Exchange Act or any rule or regulation thereunder, to the extent that such exemption is necessary or appropriate in the public interest, and is consistent with the protection of investors. The Company will delay the filing of it's Annual Report on Form 10-K, originally due Monday, March 30, 2020.

On March 11, 2020, the Company took the decision that its employees will commence working from home so as to reduce the spread of COVID-19.

The spread of Coronavirus related illness, such as COVID-19, within the offices of the Company or among its key employees, notwithstanding work-from-home arrangements, could severely impair the operational capabilities of the Company resulting in harm to the Company's business and its operating results.

The Company has operations in Israel which commenced government issued lock down policies on March 11, 2020.  The audit of our Israeli subsidiary has been severely affected by this lock down and this has caused unexpected audit delays and therefore it has not been possible for them to complete the audit in time to file our Form 10-K in a timely manner.

The Company anticipates filing its Annual Report on Form 10-K by no later than April 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Previously Shoal Games Ltd.)

(Registrant)

Date : March 27, 2020     By:    /s/ J. M. Williams                              /s/ E. Ben Tora

                                                J.M. WILLIAMS,                                 E. BEN TORA

                                                Director                                               Director